      THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF
        HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE
      SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED,
        HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS
       AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND
                  APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                                        WARRANT

                             to Purchase Common Stock of

                           FRONTIER NATURAL GAS CORPORATION


     THIS IS TO CERTIFY THAT ESENJAY PETROLEUM CORPORATION, a Texas corporation ("Esenjay"), or its assigns, is entitled to purchase in whole or in part from time to time from FRONTIER NATURAL GAS CORPORATION, an Oklahoma corporation ("Frontier"), on or after the Date of Issuance (as hereinafter defined), but not later than 5:00 p.m., Houston time, on the Expiration Date (as hereinafter defined), 37,500 Stock Units (as hereinafter defined and subject to adjustment as provided herein) at a purchase price per Stock Unit equal to the Exercise Price (as hereinafter defined), subject to the terms and conditions hereinbelow provided.

SECTION 1.  CERTAIN DEFINITIONS.

      1.01 DEFINED TERMS. For purposes of this Warrant, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth in this Section 1:

      "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by Frontier on or after the Date of Issuance, other than (i) the Warrant Stock, (ii) the shares of Common Stock described as being issued and outstanding on the Date of Issuance in SECTION 8.07, and (iii) shares of Common Stock issued or to be issued to employees, directors, advisors or consultants of Frontier in connection with equity incentive plans.

      "AFFILIATE" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with or is controlled directly by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including the correlative terms "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person which owns directly or indirectly 40% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 40% or more of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (i) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation, and (ii) neither Esenjay nor any of its Affiliates shall be deemed to be an Affiliate of Frontier.

     "ASPECT" shall mean Aspect Resources LLC, a Colorado limited liability company.

     "COMMON STOCK" shall mean Frontier's authorized Common Stock, par value $.01 per share, as constituted on the date hereof, and any stock into which such Common stock may thereafter be converted or changed, and also shall include any other stock of Frontier of any other class that is not preferred as to dividends or distributions in liquidation over any other class of any other stock of Frontier.

     "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into, or exercisable or exchangeable for, Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "CURRENT ADJUSTMENT PRICE," per share of Common Stock, for the purposes of any provision of this Warrant at the date herein specified, shall be deemed to be the average of the daily market prices on such date and the five
(5) consecutive trading days immediately prior to such date. The market price for each such trading day shall be (a) if the Common Stock is traded on a national securities exchange, its last bid price on such trading day or, if there was no bid on that day, the last bid price on the next preceding trading day on which there was a bid, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan or, if the Common Stock is not then eligible for reporting over such system, its last bid price on such trading day on such national securities exchange or, if there was no bid on that day, on the next preceding trading day on which there was a bid on such national securities exchange or (b) if the principal market for the Common Stock is the over-the-counter market, (i) its last bid price on such trading day or, if there was no bid on that day, the last bid price on the next preceding trading day on which there was a bid, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan, or (ii) if the Common Stock is not then eligible for reporting over the Consolidated
Last Sale Reporting System of the CTA Plan and the Common Stock is quoted on the NASDAQ, the last bid price reported on NASDAQ on such trading day or, if there was no bid on that day, the last bid price on the next preceding trading day on which there was a bid or (iii) if the Common Stock is not reported or quoted on NASDAQ, the closing bid quotations as quoted in each of The Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotation sheets of registered marketmakers, as applicable, and, if necessary, dealers' telephone quotations. If the Current Adjustment Price per share of Common Stock cannot be ascertained by any of the foregoing methods, the Current Adjustment Price per share of Common Stock shall be deemed to be the Fair Value per share of Common Stock.

     "CURRENT WARRANT PRICE," per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

     "DATE OF ISSUANCE" shall mean January 15, 1998.

     "ESENJAY" shall have the meaning set forth in the preamble of this Warrant.

     "EXERCISE PRICE" per Stock Unit shall mean fifty cents ($.50).

     "EXPIRATION DATE" shall mean the later of (i) one year from the Date of Issuance, or (ii) thirty (30) days after the Holder's receipt of written notice from Frontier that all amounts advanced under that Credit Agreement, dated January 12, 1998, by and between Frontier and Aspect have been repaid and all of the obligations of the Lender (as such term is defined in the Credit Agreement) under the Credit Agreement have terminated.

     "FAIR VALUE" per share of Common Stock (or other property as the case may be) shall mean the price that could be obtained from an independent third party for all of the issued and outstanding shares of Common Stock of Frontier in an arm's length transaction in which the seller would not be under any compulsion to sell and the purchaser would not be under any compulsion to purchase. Fair Value shall be determined as follows: Frontier and the Holders of Warrants entitled to purchase a majority of the Stock
Units covered by all the Warrants shall each designate a respresentative, and such representatives will meet and use their best efforts to reach an agreement on the Fair Value. If the representatives designated by Frontier and such Holders are unable to reach such an agreement, then the Holders of Warrants entitled to purchase a majority of the Stock Units covered by all the Warrants will submit a list of at least three Independent Appraisers. Frontier shall select one of the Independent appraisers set forth on such list. The Independent Appraiser so selected by Frontier will determine the Fair Value of a share of Common Stock (or other property, as the case may be) and its determination thereof will be final and binding on all parties concerned, absent manifest error. Frontier will provide the Independent Appraiser so selected by Frontier with all information about Frontier which such Independent Appraiser reasonably deems necessary for determining the Fair Value. The fees and expenses of the appraisal process (including those of the Independent Appraiser) will be paid by Frontier. Frontier may require that the Independent Appraiser keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

     "FRONTIER" shall have the meaning set forth in the preamble of this Warrant.

     "HOLDER" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of this Warrant including any transferees of Warrants or Warrant Stock.

     "INCLUDE" and "INCLUDING" shall be construed as if followed by the phrase, "without being limited to,".

     "INDEPENDENT APPRAISER" shall mean an appraiser which is a nationally recognized independent expert experienced in valuing businesses similar to the principal business of Frontier.

     "LIEN" means any lien, mortgage, security interest, pledge, charge, deposit, production payment, restriction, burden, encumbrance, rights of a vendor under any title retention or conditional sale agreement, or lease, license or other arrangement substantially equivalent thereto, other than preferential purchase rights and consents to assignment.

     "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation system.

     "NON-TRANSFERABLE RIGHTS" shall have the meaning assigned to such term in the definition of Rights Plan.

     "PERSON" shall mean a corporation, an association, a partnership, a limited liability company, a bank, an employee benefit plan, a joint venture, an organization, an individual, a trust or any unit of federal, state or local government.

     "RIGHTS CERTIFICATE" shall have the meaning assigned to such term in the definition of Rights Plan.

     "RIGHTS PLAN" shall mean a shareholder rights plan implemented by Frontier to deter a hostile acquisition, pursuant to which holders of shares of Common Stock (a) are issued rights that are not initially exercisable or transferable apart from such shares of Common Stock ("NON-TRANSFERABLE RIGHTS") and (b) are to be issued rights certificates exercisable and transferable apart from such shares of Common Stock ("RIGHTS CERTIFICATES") in certain circumstances to purchase Additional Shares of Common Stock upon certain acquisitions of stock or assets of or business combinations involving Frontier by a Person in a transaction or transactions not approved by the board of directors of Frontier as specified in the Rights Plan.

     "SECURITIES ACT" means the Securities Act of 1933 as in effect on the date hereof and as the same may be amended from time to time.

     "SIGNIFICANT HOLDER" shall mean, at any date, a Holder of 33 1/3% of the then outstanding Warrants and shares of Warrant Stock.

     "STOCK UNIT" shall mean one share of Common Stock on the Date of Issuance, and thereafter such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 4 and Section 5.

     "WARRANT STOCK" shall mean (i) the shares of Common Stock purchased or purchasable by the Holders of the Warrants upon the exercise thereof, including any other stock into which such Common Stock may thereafter be changed or converted, and (ii) any additional shares of Common Stock or other securities issued or distributed by way of a dividend, stock split or other distribution in respect of the Common Stock referred to in clause (i) above, or acquired by way of any rights offering or similar offering made in respect of the Common Stock referred to in clause (i) above.

     "WARRANTS" shall mean the warrants issued hereby, dated as of the Date of Issuance, evidencing rights to purchase up to an aggregate of 37,500 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

SECTION 2.  EXERCISE OF WARRANT.

     In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to Frontier, at its office maintained for such purpose pursuant to SECTION 14.01, (a) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (b) a certified or cashier's check or checks payable to Frontier in an aggregate amount equal to the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised, and (c) this Warrant. Such notice shall be in substantially the form of the "Form of Exercise" set out at the end of this Warrant. Upon receipt thereof, Frontier shall, as promptly as practicable and in any event within seven days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock subject to this Warrant, in which event concurrently with such exercise), cause to be executed and delivered to such Holder a stock certificate or certificates representing the aggregate number of duly and validly issued, fully paid and nonassessable shares of Warrant Stock issuable upon such exercise, free and clear of any Liens.

     The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in such notice and shall be registered in the name of such Holder or such other Person as shall be designated in such notice, PROVIDED that such other Person as may be designated shall confirm in writing for the benefit of Frontier that the representations and warranties set forth in SECTION 7 are true, complete and correct with respect to such other Person as may be designated, and each such other Person acknowledges and agrees in writing to accept the benefits of and be bound by the terms and conditions set forth in this Warrant. To the extent permitted by law, such stock certificate or certificates shall be deemed to have been issued, and such Holder or other Person so designated to receive the Warrant Stock shall be deemed to have become a holder of record of such shares, including the right to vote such shares or to consent or to receive notice as a stockholder, as of the time such notice and payment is received by Frontier as aforesaid. If this Warrant shall have been exercised only in part, Frontier shall, at the time of delivery of said stock certificate or certificates, execute and deliver to such Holder a new Warrant, dated the original date of issuance, evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the option of Frontier, appropriate notation may be made on this Warrant and the same returned to such Holder.

     All shares of Common Stock issuable upon the exercise of this Warrant shall, upon payment therefor in accordance herewith, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, Frontier shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Adjustment Price per share of Common Stock.

SECTION 3.  TRANSFER, DIVISION AND COMBINATION.

     Subject to SECTION 9, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of Frontier to be maintained for such purpose, upon surrender of this Warrant at the office of Frontier maintained for such purpose pursuant to SECTION 14.01, together with a written assignment of this Warrant (in substantially the form of the "Form of Assignment" annexed hereto) duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable hereunder by the Holder hereof upon the making of such transfer. Upon such surrender and payment Frontier shall, subject to SECTION 9 and the immediately following sentence, execute and deliver a new Warrant or Warrants (with the same Exercise Price or Exercise Prices as contained in the Warrant or Warrants so surrendered, respectively) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank (in case the restrictions on transferability set forth in SECTION 9 shall have been terminated), Frontier may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and Frontier shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this
SECTION 3 and SECTION 9, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant or Warrants issued.

     This Warrant may, subject to SECTION 9, be divided or combined with other Warrants upon presentation at the aforesaid office of Frontier, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder hereof or its authorized agent or attorney. Subject to compliance with the next preceding paragraph and with SECTION 9, as to any transfer which may be involved in such division or combination, Frontier shall execute and deliver a new Warrant or Warrants (with the same Exercise Price or Exercise Prices as contained in the Warrant or Warrants so transferred, respectively) in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     Frontier shall maintain at its aforesaid office books for the registration and transfer of the Warrants.

SECTION 4.  ADJUSTMENT OF STOCK UNIT.

     The number of shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this SECTION 4. Frontier shall not take any action with respect to its Common Stock of any class requiring an adjustment pursuant to any of SECTION 4.01, 4.02, 4.08 or 5 without at the same time taking like action with respect to its Common Stock of each other class; and Frontier shall not create any class of Common Stock which carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the Date of Issuance.

     4.01 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case at any time or from time on or after the Date of Issuance Frontier shall

           (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock, or

           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

     4.02 CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. In case at any time or from time to time on or after the Date of Issuance Frontier shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of,

           (i) cash (other than a cash distribution made as a dividend and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of Frontier, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the consolidated net income of Frontier earned subsequent to the date hereof determined in accordance with generally accepted accounting principles consistently applied), or

           (ii) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock), or

           (iii) any options, warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than (A) Convertible Securities and (B) Non-Transferable Rights issued pursuant to a Rights
     Plan), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock),

then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Current Adjustment Price per share of Common Stock at the date of taking such record, and (ii) the denominator of which shall be such Current Adjustment Price per share of Common Stock minus the amount of any and all such cash and the Fair Value of any and all such evidences of indebtedness, shares of stock, other securities or property, or options, warrants or other subscription or purchase rights, so distributable in respect of one share of Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Frontier to the holders of its Common Stock of such shares of such other class of stock within the meaning of this SECTION 4.02 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of SECTION 4.01.

     4.03 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case at any time or from time to time on or after the Date of Issuance Frontier shall (except as hereinafter provided) issue to any Person any Additional Shares of Common Stock for a consideration per share less than:

           (a) in the case of a public offering of Common Stock under the Securities Act, the greater of (i) the consideration per share determined by the managing underwriter (in the event of an underwritten public offering) and (ii) 90% of the Current Adjustment Price on the effective date of the registration statement with respect to such public offering,

           (b) in the case of the issuance of Common Stock by Frontier in connection with the acquisition of assets and/or securities of any Person, the greater of (i) the consideration per share determined by the Board of Directors of Frontier as set forth in the binding agreement pursuant to which such acquisition is being effected and (ii) 90% of the Current Adjustment Price per share of Common Stock as of the date for which the pricing of Common Stock in connection with such issuance is determined in accordance with such binding agreement, or

           (c)  in all other circumstances, 95% of the Current Adjustment
     Price,

then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Adjustment Price. For purposes of this SECTION 4.03, and subject to the foregoing sentence, the date as of which the Current Adjustment Price shall be computed shall be the earlier of (i) the date on which Frontier shall enter into a firm contract for the issuance of such Additional Shares of Common Stock and (ii) the date of actual issuance of such Additional Shares of Common Stock. This SECTION 4.03 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under
SECTION 4.01. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 4.03 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities described in SECTION 4.04 or 4.05 (it being understood that full adjustment shall be made, without duplication, in respect of all Additional Shares of Common Stock issuable at the time any Rights Certificates issued pursuant to a Rights Plan become exercisable by the holders of Common Stock). No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 4.03 upon the issuance of any Additional Shares of Common Stock which are issued for a consideration greater than that described in clauses (a), (b) and (c), as applicable, of this SECTION 4.03.

     4.04 ISSUANCE OF OPTIONS WARRANTS OR OTHER RIGHTS. If on or after the Date of Issuance, Frontier shall issue to any Person, any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (other than Non-Transferable Rights issued pursuant to a Rights Plan) and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such options, warrants or other rights or pursuant to the terms of such Convertible Securities (other than Non-Transferable Rights issued pursuant to a Rights Plan) shall be less than the Current Adjustment Price, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in SECTION 4.03 on the basis that

           (a) the maximum number of Additional Shares of Common Stock issuable pursuant to all such options, warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and, accordingly, the date as of which the Current Adjustment Price shall be computed shall be) the computation date specified in the last sentence of this SECTION 4.04, and

          (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by Frontier for the issuance of such Additional shares of Common Stock pursuant to such options, warrants or other rights or pursuant to the terms of such Convertible Securities (it being understood that full adjustment shall be made, without duplication, in respect of all Additional Shares of Common Stock issuable at the time any Rights Certificates issued pursuant to a Rights Plan become exercisable by the holders of Common Stock). For purposes of this SECTION 4.04, the computation date for clause (a) above shall be the earliest of (i) the date on which Frontier shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such options, warrants or other rights, (ii) the date on which Frontier shall enter into a firm contract for the issuance of such options, warrants or other rights, and (iii) the date of actual issuance of such options, warrants or other rights.

     4.05 ISSUANCE OF CONVERTIBLE SECURITIES. If on or after the Date of Issuance Frontier shall issue to any Person any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Current Adjustment Price, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in SECTION 4.03, on the basis that (a) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and accordingly,the date as of which the Current Adjustment Price shall be computed shall be) the computation date specified in the next following sentence of this SECTION 4.05, and (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by Frontier for the issuance of such Additional Shares of Common Stock pursuant to the terms of such convertible Securities. For purposes of this SECTION 4.05, the computation date for clause (a) above shall be the earliest of (i) the date on which Frontier shall take a record of the holders of its Common Stock for for the purpose of entitling them to receive any such Convertible Securities, (ii) the date on which Frontier shall enter into a firm contract for the issuance of such Convertible Securities, and (iii) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this
SECTION 4.05 upon issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to SECTION 4.04. No adjustment of the number of Shares of Common Stock comprising a Stock Unit shall be made under this SECTION 4.05 upon the issuance of any Additional Shares of Common Stock which are issued for a consideration greater than that described in the first sentence of this SECTION 4.05.

     4.06 SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time on or after the Date of Issuance, any adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to SECTION 4.04 OR 4.05 on the basis of the issuance of options, warrants or other rights or the issuance of other Convertible Securities, or any new adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to this SECTION 4.06.

          (i) such options, warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such options, warrants or rights, or the right of conversion, exercise or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

         (ii) the consideration per share, for which Additional Shares of Common Stock are issuable pursuant to such options, warrants or rights or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such options, warrants or rights or other Convertible Securities on the basis of

          (a) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such options, warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such issuance of Additional Shares of Common Stock as determined for purposes of such previous adjustment and for the consideration actually received and receivable therefor, and

          (b) treating any such options, warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for such Additional Shares of Common Stock as are issuable under such options, warrant or rights or other Convertible Securities, and , if and to the extent called for by the foregoing provisions of this SECTION 4 on the basis aforesaid, a new adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     4.07 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION 4. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this SECTION 4:

          (i) TREASURY STOCK. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of Frontier shall be deemed an issuance thereof for purposes of this SECTION 4.

         (ii) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by Frontier therefor shall be deemed to be the amount of cash received by Frontier therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Frontier for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by Frontier for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Value of such consideration at the time of such issuance. The consideration for any Additional Shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by Frontier for issuing such options, warrants or other rights, plus the additional consideration payable to Frontier upon the exercise of such options, warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by Frontier for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Frontier in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Frontier upon the exercise of the right of conversion, exercise or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, Frontier shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities consideration equal to the amount of such dividend so paid or satisfied.

        (iii) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by the foregoing provisions of this SECTION 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in SECTION 4.01) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least 1/20the of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this SECTION 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (iv)  FRACTIONAL INTERESTS.  In computing adjustments under this
     SECTION 4, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

          (v) DEFERRAL OF ISSUANCE OR PAYMENT. In any case in which SECTION 4 shall require that an adjustment in the shares of Common Stock comprising a Stock Unit be made effective as of a record date, Frontier may elect to defer until the occurrence of such event by (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of Frontier, if any, issuable upon such exercise on the basis of the number of shares of Common Stock comprising a Stock Unit in effect prior to such adjustment and (ii) paying to the Holder any amount of cash in lieu of the issuance of fractional shares pursuant to SECTION 4; PROVIDED, HOWEVER, that Frontier shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares or such cash upon the occurrence of such event.

         (vi) WHEN ADJUSTMENT NOT REQUIRED. If Frontier shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     4.08 OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time Frontier shall take any action affecting its Common Stock, other than an action described in any of the foregoing SECTIONS 4.01 through 4.07 (inclusive), or in SECTION 5, then, unless in the reasonable opinion of the Board of Directors of Frontier such action will not have a material adverse effect upon the rights of the Holders of the Warrants or an adverse effect on the number of shares of Common Stock comprising a Stock Unit shall be adjusted in such manner and at such time as the Board may reasonably determine in good faith to be equitable in the circumstances to fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles in such sections thereof.

SECTION 5.  CONSOLIDATION, MERGER, ETC.

     In case a consolidation or merger of Frontier shall be effected with another Person on or after the Date of Issuance, or the sale, lease or other transfer of all or substantially all of Frontier's assets to another Person shall be effected on or after the Date of Issuance, then, as a condition of such consolidation, merger, sale, lease or other transfer provision shall be made whereby the Holder of this

Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of each Stock Unit immediately theretofore purchasable and receivable upon the exercise of each of the Warrants, such shares of stock, securities, cash or other property receivable upon such consolidation, merger, sale, lease or transfer by the Holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including SECTION 4) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of any Warrants. Frontier shall not effect any such consolidation, merger, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than Frontier or a wholly-owned subsidiary of Frontier) resulting from such consolidation or merger or the Person purchasing, leasing or otherwise acquiring such assets shall expressly assume, by written instrument mailed to Esenjay and any Significant Holder at its last address appearing on the books of Frontier, the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Frontier and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in SECTION 4; PROVIDED, HOWEVER, that Frontier shall not be required to effect (or mail) such express assumption in respect of any transaction pursuant to which such obligations are transferred by operation of law and such Person acknowledges the same in a writing that is retained and made available for inspection by any holder of Warrants. The above provisions of this SECTION 5 shall similarly apply to successive consolidations, mergers, sales, leases or other transfers.

SECTION 6.  NOTICE TO WARRANT HOLDERS.

     6.01 NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. Whenever the number of shares of Common Stock comprising a Stock Unit shall be adjusted pursuant to SECTION 4, Frontier shall forthwith obtain a certificate signed by independent accountants of recognized national standing, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a statement of the Fair Value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in SECTION 4.02, 4.07(ii) or SECTION 5) and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to SECTION 4.08 or SECTION 5) describing the number and kind of any other securities comprising a Stock Unit, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Frontier shall promptly, and in any case within 20 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each Holder of a Warrant in accordance with SECTION 14.02. Frontier shall keep at its office or agency, maintained for the purpose pursuant to SECTION 14.01, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder of a Warrant or any prospective permitted purchaser of a Warrant designated by a Holder thereof. The Holders of Warrants entitled to purchase a majority of the Stock Units covered by all the Warrants shall have the right to challenge any such adjustment of the number of shares of Common Stock comprising a Stock Unit contained in such certificate for a period of 30 days after such certificate is delivered to the Holders. In the event the Holders give Frontier written notice of such challenge within such 30-day period, such Holders and Frontier shall thereupon promptly attempt in good faith to reach agreement on such adjustment, and failing such agreement, shall appoint a mutually acceptable nationally recognized independent accounting firm to determine such adjustment, whose determination shall be final and binding on Frontier and the Holders, absent manifest error. The costs incurred by the Holders and Frontier and the fees and expenses of such independent accounting firm shall be paid by (a) the Holders if Frontier's adjustment in the certificate was accurate to within 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit by such independent accounting firm or if such independent accounting firm's adjustment results in the Holders being entitled to receive fewer shares of Common Stock per Stock Unit than under the adjustment determined by Frontier and (b) otherwise by Frontier.

     6.02 NOTICE OF CERTAIN CORPORATE ACTION. In case Frontier shall propose (a) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, lease, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of Frontier, then, in each such case, Frontier shall give to each Holder of a Warrant, in accordance with SECTION 14.02, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, lease, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action or the date or participation therein by the holders of Common Stock, whichever shall be the earlier.

     6.03 NOTICE OF EXPIRATION DATE. Frontier shall give to each Holder of a Warrant notice of the Expiration Date. Such notice may be given by Frontier not less than 30 days but not more than 60 days prior to the Expiration Date.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF ESENJAY.

     Esenjay represents and warrants to Frontier as follows:

     7.01 PURCHASE FOR OWN ACCOUNT. The Warrants and Warrant Stock, as the case may be, to be received by Esenjay will be acquired for investment for Esenjay's own account and not with a present view to the distribution of any part thereof, and Esenjay has no present intention of selling, granting any participation in, or otherwise distributing the same in a manner contrary to the Securities Act or applicable state securities laws, PROVIDED, that, Esenjay at all times retains the right to control, deal with and sell all of its property, including the Warrants.

     7.02 DISCLOSURE OF INFORMATION; DUE DILIGENCE. Esenjay represents that it has had an opportunity to ask questions of and receive answers from Frontier regarding Frontier and the terms and conditions of the offering of the Warrants and Warrant Stock, as the case may be, offered hereby and to obtain additional information necessary to verify the accuracy of the information supplied or to which it had access.

      7.03 INVESTMENT EXPERIENCE; ACCREDITED INVESTOR STATUS. Esenjay is able to bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrants and the Warrant Stock. Esenjay understands that neither the Warrants nor the Warrant Stock have been registered under the Securities Act or under the securities laws of any jurisdiction by reason of reliance upon certain exemptions, and that the reliance of Frontier on such exemptions is predicated upon the accuracy of Esenjay's representations and warranties in this SECTION 7.03. Esenjay is familiar with Regulation D promulgated under the Securities Act and is an "accredited investor" as defined therein.

      7.04 SECURITIES ACT COMPLIANCE. Esenjay represents that neither the Warrants nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration under the Securities Act or the availability of an exemption therefrom, and in accordance with the terms and conditions and legends set forth in SECTION 9.

SECTION 8. REPRESENTATIONS AND WARRANTIES OF FRONTIER.

      Frontier represents and warrants to Esenjay as follows:

      8.1 EXISTENCE; QUALIFICATION. Frontier is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Frontier has duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on Frontier's ability to enter into and perform all of its obligations under this Warrant.

      8.02 NO BREACH. The execution, delivery and performance of this Warrant by Frontier and the consummation of the transactions contemplated hereby will not (a) violate the articles of incorporation or by-laws of Frontier, (b) violate any loan or credit agreement to which Frontier is a party or is bound, or result in a breach of or default under any other instrument or agreement to which Frontier is a party or is bound which is material to the business or properties of Frontier taken as a whole, (c) violate any judgment, order, injunction, decree or award against or binding upon Frontier, the violation of which would have a material adverse effect on the business or properties of Frontier taken as a whole, (d) result in the creation of any material Lien upon any of the properties or assets of Frontier, or (e) violate any law, rule or regulation applicable to or binding upon Frontier, or (f) cause or require any adjustment, or give rise to any rights in favor of another Person, under any agreement to which Frontier is a party.

      8.03 CORPORATE ACTION. Frontier has all necessary corporate power and authority to execute, deliver and perform its obligations under this Warrant; the execution, delivery and performance by Frontier of its obligations under this Warrant have been duly authorized by all necessary corporate action (including all stockholder action if required) on the part of Frontier; this Warrant has been duly executed and delivered by Frontier and constitutes a legal, valid and binding obligation of Frontier, enforceable against Frontier in accordance with its terms; the Warrant Stock initially covered by the Warrants will be duly and validly authorized and reserved for issuance and shall, when paid for, be issued and delivered in accordance with the terms of the Warrants, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof shall be in violation of any preemptive rights of any shareholder of Frontier.

      8.04  APPROVALS. Based in part upon the representations set forth in
SECTION 7, no authorizations, approvals or consents of, and no filings or registrations with, any governmental authority or any other Person are necessary for the execution, deliver or performance by Frontier of its obligations under this Warrant or for the validity or enforceability thereof. Any such action required to be taken as a condition to the issuance and delivery of the Warrants has been (or prior to such issuance and delivery will be) duly taken by all such governmental authorities or other Persons, as the case may be.

      8.05 INVESTMENT COMPANY ACT. Frontier is not an "investment company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      8.06 PUBLIC UTILITY HOLDING COMPANY ACT. Frontier is not a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      8.07 CAPITALIZATION. On the date hereof, the total number of shares of capital stock which Frontier has authority to issue is (i) 9,865,906 shares of Common Stock, par value $.01 per share, of which 40,000,000 shares are issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, par value $10.00 per share, of which 85,961 shares are issued and outstanding.

      8.08  PRIVATE OFFERING.

      (a) Assuming the truth and accuracy of Esenjay's representations and warranties contained in SECTION 7, the issuance and sale of the Warrants to Esenjay hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act as presently in effect.

      (b) Frontier agrees that neither Frontier nor any Person acting on its behalf has offered or will offer the Warrants or shares of Warrant Stock or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Warrants or shares of Warrant Stock within the provisions of the registration and prospectus delivery requirements of the Securities Act.

      8.09 NO LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of Frontier's knowledge after due inquiry, threatened against Frontier before any court or administrative agency seeking to enjoin the transactions contemplated by this Warrant or that is reasonably likely to (i) prohibit or limit in any way performance by Frontier of its obligations under this Warrant or (ii) affect the legality, validity, enforceability or binding nature of this Warrant.

SECTION 9. RESTRICTIONS ON TRANSFERABILITY.

      9.01 TRANSFERS GENERALLY. Except as otherwise provided in SECTION 9.06, the Warrants and Warrant Stock shall only by transferable upon the conditions specified in this SECTION 9, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Warrants and Warrant Stock.

      9.02 TRANSFERS OF RESTRICTED SECURITIES PURSUANT TO REGISTRATION STATEMENTS. RULE 144 AND RULE 144A. The Warrants and Warrant Stock may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, or (b) to the extent applicable, Rule 144 or Rule 144A under the Securities Act.

      9.03 NOTICE OF CERTAIN TRANSFERS. If any Holder of any Warrants or Warrant Stock desires to transfer such Warrants or Warrant Stock other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or Rule 144A, then such Holder shall deliver to Frontier a notice with respect to the proposed transfer, together with a written representation (together with such factual information in respect thereof as Frontier may reasonably request) from such Holder in substance reasonably satisfactory to Frontier to the effect that an exemption from registration under the Securities Act and applicable state securities laws is available.

     9.04  RESTRICTIVE LEGENDS.

     (a) Until otherwise permitted by SECTION 9.05, each certificate for Warrants issued, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with one or more legends in substantially the following form:

     THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAVE ANY OF THEM BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

     (b) In addition, each such certificate shall be stamped or otherwise imprinted with any legend required under state securities laws.

     9.05 TERMINATION OF RESTRICTIONS. All the restrictions imposed by this SECTION 9 upon the transferability of the Warrants and Warrant Stock shall cease and terminate as to any particular Warrants or Warrant Stock when such Warrants or Warrant Stock shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this SECTION 9 shall terminate as to any Warrants or Warrant Stock as hereinabove provided, the Holder thereof shall be entitled to receive from Frontier, without expense, a new certificate evidencing such Warrants or Warrant Stock not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Warrants or Warrant Stock.

     9.06  CERTAIN DISPOSITIONS OF SECURITIES.

     (a) Notwithstanding anything in this Warrant (including SECTION 9 other than SECTION 9.05) to the contrary, but subject to compliance with the Securities Act, any applicable state securities laws and the requirement as to legending of the certificates for Warrants and Warrant Stock specified in SECTION 9.04, any Holder shall have the right to transfer any or all of its Warrants and Warrant Stock:

          (i) to any Person who at the time owns (directly or indirectly) at least a majority of the shares of such Holder;

         (ii) to any Person pursuant to a dividend or other distribution (whether by liquidation or otherwise) of such Holder;

        (iii) to any Person at least a majority of whose shares shall at the time be owned (directly or indirectly) by such Holder or by any Person who owns (directly or indirectly) at least a majority of the shares of such Holder; or

         (iv) in the case of any Holder which is an insurance company, pension fund, bank, bank holding company or a subsidiary of an insurance company, pension fund, bank or bank holding company, to a third party, if, in the reasonable judgment of such Holder, such transfer is required to be effected by such Holder because (A) its investment in Warrants or shares of Warrant Stock may exceed any limitation to which it is subject, or is otherwise not permitted, under any law, rule or regulation of any governmental authority, or
(B) restrictions are imposed on such Holder under any law, rule or regulation which, in the reasonable judgment of such Holder, make it illegal or unduly burdensome to continue to hold such Warrants or shares of Warrant Stock or a portion thereof.

The party to which Warrants or Warrants Stock are transferred pursuant to the immediately preceding sentence shall be deemed to be a Holder of such Warrants or Warrants Stock and bound by the provisions of this Warrant applicable to Holders so long as he, she or it continues to own any of the Warrants or Warrant Stock so transferred to such transferee.

     (b) If the circumstances described in clause (iv) of SECTION 9.06(a) arise, Frontier shall assist such Holder in disposing of its Warrants and Warrant Stock in a prompt and orderly manner, and, at the request of such Holder, Frontier shall provide (and authorize such Holder to provide) such financial and other such information concerning Frontier as such holder may request to any prospective purchaser of the Warrants or Warrant Stock owned by such Holder.

SECTION 10.  HOLDER'S RIGHTS.

     10.01 DELIVERY EXPENSES. If any Holder surrenders any certificate for Warrants or Warrant Stock to Frontier or a transfer agent of Frontier for exchange for instruments of other denominations or registered in another name or names, subject to the terms and conditions of SECTION 9, Frontier shall cause such new instruments to be issued and shall pay the costs associated with the preparation and issuance of any new instruments and the cost of delivering to the office of such Holder from Frontier or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

     10.02 TAXES. Frontier shall pay all taxes (other than Federal, state or local taxes) which may be payable in connection with the issuance of the Warrants and Warrant Stock hereunder, or in connection with any modification of this Warrant and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. Frontier shall not, however, be required to pay any tax, with respect to any Warrant which may be payable in respect of any transfer involved in the issuance and delivery of Warrants or of shares of Common Stock in a name other than that in which such Warrant or Common Stock is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to Frontier the amount of any such tax, or has established, to the satisfaction of Frontier, that such tax has been paid. The obligations of Frontier under this SECTION 10.02 shall service any redemption, repurchase or acquisition of Warrants or Warrant Stock by Frontier, and any cancellation or termination of the Warrants.

     10.03 REPLACEMENT OF INSTRUMENTS. Upon receipt by Frontier of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or

     (b) in the case of mutilation, upon surrender thereof, Frontier, at its expense, shall cancel such certificate or instrument and execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

     10.04 CERTAIN RESTRICTIONS. Frontier shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Warrant or making such performance or the issuance of shares of Common Stock upon the exercise of any Warrant a default under any such agreement or instrument.

     10.05  CERTAIN COVENANTS.  At all times prior to the Expiration
Date:

     (a) Frontier shall retain a nationally recognized independent accounting firm as its auditors.

     (b) Frontier shall afford Esenjay or its Affiliates (or any Significant Holder), or their respective authorized agents, access, at reasonable times, upon reasonable prior notice, (i) to inspect the books and records of Frontier, (ii) to discuss with management of Frontier the nonconfidential business and affairs of Frontier, and
(iii) to inspect the properties of Frontier.

     (c) Each Holder and its authorized agents shall have the right to attend all meetings of shareholders of Frontier.

     (d) Frontier shall provide Esenjay with all notices set forth in SECTIONS 6.01, 6.02 and 6.03 pursuant to the respective terms thereof.

     10.06 INDEMNIFICATION. Frontier shall indemnify and hold harmless Esenjay and the Holders and each of their respective directors, officers, employees, stockholders, Affiliates and agents, and Esenjay and the Holders shall indemnify and hold harmless Frontier and its directors, officers, employees, stockholders, Affiliates and agents (each, an "INDEMNIFIED PERSON") on demand from and against any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to the breach of any representation, warranty or covenant by Frontier contained in this Warrant or any other agreement, document or instrument executed and delivered in connection with the transactions contemplated hereby, and reimburse each indemnified person, upon its demand, for any reasonable legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to any Person for any consequential damages which may be alleged as a result of or relating to this Warrant or in connection with the other transactions contemplated hereby.

     10.07 FINANCIAL STATEMENTS. Frontier shall deliver the information specified below to Esenjay and each Significant Holder until the earlier of
(i) the Expiration Date and (ii) the date on which Esenjay or any Significant Holder no longer holds any Warrants or Warrant Stock:

     (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters or each fiscal year of Frontier, consolidated balance sheets of Frontier as of the end of such fiscal quarter and statements of operations and cash flow of Frontier for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, certified by the chief financial officer of Frontier;

     (b) as soon as available and in any event within 120 days after the end of each fiscal year of Frontier, a copy of the annual audit report for such fiscal year for Frontier, including therein the balance sheet of Frontier as of the end of such fiscal year and statements of operations and cash flow of Frontier for such fiscal year, in each case certified in a manner reasonably acceptable to Esenjay by an independent public accountant acceptable to Esenjay, together with a report from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any default that has occurred and is continuing, or, if they have become aware of such default, describing such default and the steps, if any, being taken to cure it;

     (c) promptly after (1) the sending or filing thereof, copies of all reports which Frontier sends to any of its security holders, (2) the sending or filing thereof, all reports and registration statements which Frontier files with the Securities and Exchange Commission or any national securities exchange, (3) the filing thereof, copies of all tariff and rate cases and other material reports filed with any regulatory authority, and (4) receipt thereof, copies of all notices received from any regulatory authority concerning noncompliance by Frontier with any applicable regulations; and

     (d) such other information respecting the condition or operations, financial or otherwise, of Frontier as Esenjay may from time to time reasonably request.

SECTION 11. RESERVATION AND AUTHORIZATION OF COMMON STOCK: REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY.

     Frontier shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens (caused directly or indirectly by Frontier or its Affiliates).

     Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Frontier shall take any corporate action which is necessary in order that Frontier may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of any Liens (caused directly or indirectly by Frontier or its Affiliates) upon the exercise of all the Warrants immediately after the taking of such action.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit, Frontier shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     If any shares of Common Stock required to be reserved for issue upon exercise or conversion of Warrants require registration with any governmental authority under any Federal or state law (otherwise than any law that applies to a Holder specifically because of its status as a regulated entity or in connection with a registration under the Securities Act or applicable state securities laws) before such shares may be so issued, Frontier shall in good faith and as expeditiously as reasonably possible and at its expense endeavor to cause such shares to be duly registered.

SECTION 12.  TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS.

     (a) In the case of all dividends or other distributions by Frontier to the holders of its Common Stock with respect to which any provision of
SECTION 4 refers to the taking of a record of such holders, Frontier shall in each such case take such a record as of the close of business on a business day or as otherwise provided by or permitted under the corporation laws of Frontier's then jurisdiction of incorporation.

     (b) Frontier shall not at any time, except upon complete dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise, conversion or transfer of any Warrant, unless otherwise required by any governmental authority or by any applicable federal, state or local law.

SECTION 13.  NO VOTING OR OTHER RIGHTS.

     This Warrant shall not entitle the Holder hereof to any voting or other rights as a stockholder of Frontier either at law or at equity, and the rights of a holder of this Warrant are limited to those expressly set forth herein.

SECTION 14.  MISCELLANEOUS

     14.01 OFFICE OF FRONTIER. So long as any of the Warrants remains outstanding, Frontier shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at Frontier Natural Gas Corporation, 500 Dallas Street, Suite 2920, Houston, Texas 77002, unless and until Frontier shall designate and maintain some other office for such purposes and give notice thereof to the Holders of all outstanding Warrants.

     14.02 NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered personally or by facsimile communication to the number set forth below, or by first class mail, postage prepaid, registered or certified with return receipt requested, at the addresses set forth below. Notice deposited in the mail in the manner hereinabove provided shall be effective upon expiration of five (5) business days from the date on which it is so deposited. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

     With respect to Frontier:  FRONTIER NATURAL GAS CORPORATION
                                500 Dallas Street, Suite 2920
                                Houston, Texas 77002
                                Attention: President
                                Telephone Number: (713) 739-7100
                                Fax Number: (713) 739-7124

     With a copy to:            Chamberlain, Hrdlicka, White, WIlliams & Martin
                                1200 Smith Street, Suite 1400
                                Houston, Texas 77002-4310
                                Attention: James J. Spring, III
                                Telephone Number: (713) 658-1818
                                Fax Number: (713) 658-2553

     With respect to Esenjay:         ESENJAY PETROLEUM CORPORATION
                                      500 N. Water Street, Suite 1100
                                      Corpus Christi, Texas 78471
                                      Attention: Michael E. Johnson
                                      Telephone Number: (512) 883-7464
                                      Fax Number: (512) 883-3244

     With a copy to:                  Pollicoff, Smith, Myers & Remels, L.L.P.
                                      One Greenway Plaza, Suite 300
                                      Houston, Texas 77046
                                      Attention: Jeffrey B. Pollicoff
                                      Telephone Number: (713) 622-6866
                                      Fax Number: (713) 622-5905

provided that each party shall have the right to change its address for notice, and the person who is to receive notice hereunder, by the giving of fifteen (15) days' prior written notice to the other parties hereto in the manner set forth above.

    14.03 AMENDMENTS. The terms of the Warrants may be amended, and the observance of any term therein may be waived, upon the written consent of the holders of Warrants for a majority of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. For the purposes of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any Warrants owned by Frontier or any Affiliate of Frontier shall be deemed not to be outstanding.

    14.04 GOVERNING LAW. This Warrant shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the internal laws of the State of Texas (principles of conflict of laws excluded) and, to the extent the Oklahoma General Corporation Act so requires, the laws of the State of Oklahoma.

    14.05 LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of Frontier, whether such liability is asserted by Frontier, by any creditor of Frontier or any other Person.

    14.06 BINDING EFFECT. The obligations set forth in this Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    14.07 HEADINGS. The headings in this Warrant are inserted for concurrence only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Warrant or any provision hereof.

   14.08 GENDER AND NUMBER. Whenever required by the context, as used in this Warrant, the singular number shall include the plural and vice versa and pronouns of whatever gender shall be deemed to include and designate the masculine, feminine or neuter gender.

    IN WITNESS WHEREOF, the parties have duly executed this Warrant this 14th day of January, 1998 to be effective as of the Date of Issuance.



                                               Frontier Natural Gas Corporation




                                               By: /s/ David W. Berry
                                                  ----------------------------
                                                  David W. Berry, President

                                       FORM OF EXERCISE

                      (To be executed by the registered holder hereof)

    The undersigned hereby exercises this Warrant to subscribe for and purchase ___ Stock Units of Frontier Natural Gas Corporation covered by the within certificate and herewith makes payment therefor in full. Kindly issue certificates and/or other instruments covering Stock Units in accordance with the instructions given below. A new Warrant for the unexercised balance of the Stock Units covered by the within certificate, if any, will be registered in the name of the undersigned.

Dated:
      ----------------------

                                  ---------------------------------

Instructions for registration of Stock Units


-------------------------------------------
         Name (please print)

Social Security or Other Identifying
Number:
       -----------------------------
Address:


---------------------------------------------
                Street


---------------------------------------------
City, State and Zip Code

                                      FORM OF ASSIGNMENT

                       (To be executed by the registered holder hereof)

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within certificate with respect to the purchase of up to the number of Stock Units covered thereby as set forth below and does hereby irrevocably constitute and appoint ____________, attorney-in-fact, to transfer the same on the books of Frontier, with full power of substitution in the premises:

                                                              Number of
Name of Assignee                     Address                 Stock Units
----------------                     -------                 -----------




Dated:
      --------------------------



                                         -------------------------------------
                                         (Signature of Registered Owner)



                                         -------------------------------------
                                         (Guaranteed Signature)




Notice: The signature to this Form of Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company having an office or correspondent in New York, New York, or by a firm having membership on the New York Stock Exchange.